UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 7, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on June 23, 2025, ECD Automotive Design, Inc. (the “Company”), entered into a Second Amendment and Exchange Agreement, dated June 20, 2025 (the “Second Exchange Agreement”) with a private lender (the “Lender”) pursuant to which the Company shall authorize one or more series of a new series C convertible preferred stock of the Company, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series C Convertible Preferred Stock, $0.0001 par value (the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Second Exchange Agreement provides that the Lender shall have the option exchange (a) some or all of the amounts outstanding under the Senior Secured Convertible Note, dated December 12, 2023, the Senior Secured Convertible Note, dated January 13, 2025 and/or the Senior Secured Convertible Note, dated June 5, 2025 (collectively the “Original Notes”), and (b) the 4,000 shares of the Company’s Series B-1 Convertible Preferred Stock (the “Series B Preferred Stock”). On June 20, 2025, the Lender has determined to convert the 4,000 shares of Series B Preferred Stock, into 4,000 shares of the Company’s Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Second Exchange Agreement provides further that, subject to the terms and conditions set forth in this Second Exchange Agreement, the Lender may require the Company to participate in one or more additional exchanges to exchange such portion of the amounts outstanding under the remaining Original Notes as set forth in such applicable closing notice related to such exchange into such aggregate number of shares of such new series of Series C Preferred Stock as set forth in such additional closing notice related to such exchange, and such shares of Common Stock issuable pursuant to the terms of Series C Preferred Stock, including, without limitation, upon conversion of the shares of Series C Preferred Stock held by the Lender or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

The April 2025 Loan Agreement

As previously disclosed, on April 4, 2025, the Company entered into a new business loan and security agreement with an effective date of April 4, 2025 (the “Loan Agreement”) by and among the Lender, as investor (“Investor”) and collateral agent, (the “Collateral Agent”), the Company and its subsidiary, Humble Imports Inc., pursuant to which the Company received a term loan from the Investor in the principal amount of $1,824,300 (the “Loan”). The Loan shall be repaid through sixty-nine (69) equal weekly payments of principal and interest in the aggregate amount of $35,693 per week commencing on April 15, 2025 and ending August 4, 2026 (the “Term”). During the Term, the Loan shall accrue interest in the aggregate amount of $638,505. The Loan included an administrative expense fee of $40,000 and a lender’s legal fee of $35,000, which sum was netted out of the Loan. The Loan is secured by all properties, rights and assets of the Company and Collateral Agent is designated as the collateral agent under the Loan Agreement.

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement the form of which is attached to the Current Report on Form 8-K filed on April 4, 2025, as Exhibit 10.1, and is incorporated herein by reference.

The Third Amendment and Exchange Agreement

On July 7, 2025, the Company and Lender entered into the Third Amendment and Exchange Agreement (the “Third Exchange Agreement”). Pursuant to the Third Exchange Agreement, on July 7, 2025, the Lender converted the $2,462,805 under the Loan Agreement into 5,000 shares of the Company’s Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Dividends.

Unless converted or redeemed, the holder of Series C Preferred Stock shall receive an annual dividend at a rate of 5% per annum payable in arrears on a quarterly basis commencing on October 1, 2025 (each a “Dividend Date”). Dividends shall be payable to each holder of Series C Preferred Stock by increasing the stated value of each such share of Series C Preferred Stock on a dollar-for-dollar basis, or at the option of the Company to pay such dividends in cash.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, the Series C Preferred Stock are convertible at any time, in whole or in part, at the holder’s option, into shares of Common Stock at the a conversion price of $2.00 per share (the “Series C Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the Series C Preferred Stock, the shares underlying the Series B Preferred Stock shall be equal to the number of shares of Series C Preferred Stock to be converted at a 15% premium to the stated value thereof plus any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any.

Alternate Optional Conversion. From and after the occurrence of a triggering event, each holder may alternatively elect to convert the Series C Preferred Stock into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

●	The Series C Conversion Price then in effect; and

●	the greater of:

▪	The floor price then in effect; and

▪	85% of the lowest volume weighted average price of our Common Stock during the 10 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

As of the date of this filing, the floor price is equal to $0.10. The Series C Conversion Price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Second Exchange Agreement.

The foregoing summary of the Third Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Exchange Agreement the form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in a Current Report on Form 8-K filed on June 11, 2025, the Company entered into a securities purchase agreement, dated June 5, 2025 (the “June 5, 2025 SPA”) with the Lender for a series of senior secured convertible notes up to an aggregate amount of $21,972,275.38 and pursuant to which the Company executed and delivered to the Lender a senior secured convertible note, dated June 5, 2025, in exchange for a loan in the original principal amount of $823,960.33.

On July 7, 2025, the Company executed and delivered to the Lender a senior secured convertible note, dated July 7, 2025 (the “July 2025 Note”), in exchange for a loan in the original principal amount of $823,960.33.

The terms of the July 2025 Note are as follows:

Maturity Date. Unless converted or redeemed, the July 2025 Note shall mature on December 12, 2026, subject to the holder’s right to extend such date in certain circumstances.

Interest Rate. The July 2025 Note shall accrue interest at an annual rate equal to the Prime Interest rate plus 5% per annum which is payable monthly in cash or, upon the Company’s option, in securities of the Company provided certain conditions are met at the increased interest rate of the Prime Interest rate plus 8% per annum.

Late Charges. The Company is required to pay a late charge of 18% per annum (“Late Charges”) on any amount of principal or other amounts that are not paid when due.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, all amounts due under the July 2025 Note are convertible at any time, in whole or in part, at the holder’s option, into shares of Common Stock at the option of the Lender at a conversion price of $2.00 per share (the “Note Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the July 2025 Note, the conversion amount shall be equal to the principal amount to be converted under the July 2025 Note at a 15% premium plus any accrued and unpaid interest, and accrued and unpaid Late Charges on such principal and interest, if any.

Alternate Optional Conversion. From and after the occurrence of an event of default, each holder may alternatively elect to convert the July 2025 Note into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

●	The Note Conversion Price then in effect; and

●	85% of the lowest volume weighted average price of our Common Stock during the 5 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

Other Adjustments. The Note Conversion Price is subject to a one-time downward adjustment on the effective date of the registration statement providing for the resale of the Common Stock issuable upon conversion of the July 2025 Note to a conversion price equal to the prior 5-day volume weighted average price, subject to a floor of $0.10. The Note Conversion Price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the July 2025 Note.

Redemption Rights.

Company Optional Redemption. At any time, we may redeem in cash all, or any portion, of the July 2025 Note at a 20% redemption premium to the greater of (a) on the amount then outstanding under the July 2025 Note to be redeemed, and (b) the equity value of our Common Stock underlying the July 2025 Note. The equity value of our Common Stock underlying the July 2025 Note is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the date of such redemption and ending on the date we make the required payment.

Change of Control Redemption. Upon a change of control of the Company, each holder of July 2025 Note may require us to redeem in cash all, or any portion, of its July 2025 Note at a 25% redemption premium on the greater of (a) the face value of the July 2025 Note, (b) the equity value of our Common Stock underlying the July 2025 Note, and (c) the equity value of the change of control consideration payable to the holder of our Common Stock underlying such July 2025 Note.

The equity value of our Common Stock underlying the July 2025 Note is calculated using the greatest closing sale price of our Common Stock during the period immediately preceding the consummation or the public announcement of the change of control and ending on the date the holder gives notice of such redemption.

The equity value of the change of control consideration payable to the holder of our Common Stock underlying the July 2025 Note is calculated using the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of our Common Stock to be paid to the holders of our Common Stock upon the change of control.

Subsequent Placement Optional Redemption. The holders of the July 2025 Note may require us to redeem the July 2025 Note, in whole or in part, upon the occurrence of certain offerings of equity or equity-linked securities. In such an event, we would be required to redeem the July 2025 Note using 20% of the gross proceeds of such an offering.

Asset Sale Redemption. Upon the occurrence of certain asset sales, each holder of the July 2025 Note may require us to redeem, with the net cash proceeds therefrom, all or any portion of the pro rata portion of the gross proceeds from such asset sale payable to such holder.

Bankruptcy Event of Default Redemption. Upon any bankruptcy event of default, we shall immediately redeem in cash all amounts due under the July 2025 Note at a 25% premium unless the holder waives such right to receive such payment.

Limitations on Conversion. A holder shall not have the right to convert any portion of the July 2025 Note to the extent that, after giving effect to such conversion, the holder (together with certain related parties) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of shares of our Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder, except that any increase will only be effective upon 61 days’ prior written notice to us.

The July 2025 Note provides further that the Security Agreement and the Guaranty are amended so that such Agreements cover and are applicable to the July 2025 Note.

The foregoing summary of the July 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD do not presently know, or that ECD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD described in the ECD’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on May 3, 2024, including those under “Risk Factors” therein. ECD anticipates that subsequent events and developments will cause its assessments to change. However, while ECD may elect to update these forward-looking statements at some point in the future, ECD specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1*	Form of Third Amendment and Exchange Agreement, dated as of July 7, 2025
10.2*	Form of Senior Secured Convertible Note, dated as of July 7, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chief Financial Officer